Exhibit 10.4.3

Portland Natural Gas Transmission System

Third Amendment to Amended and Restated

Partnership Agreement

THIS THIRD AMENDMENT TO AMENDED AND RESIATED PARTNERSHIP AGREEMENT (this “Third Amendment”) is entered into this            day of                                     , 1998 by and among the undersigned, who constitute all of the partners of Portland Natural Gas Transmission System (the “Partnership”).

WHEREAS the undersigned entered into the Amended and Restated Partnership Agreement (the “Partnership Agreement”) as of March 1, 1996; and

WHEREAS the Management Committee (as that term is defined in the Partnership Agreement) has determined to amend Section 2.6.2(a) of the Partnership Agreement as provided herein;

Now therefore, in consideration of the mutual covenant and agreement set forth below, the Parties, intending to be legally bound, agree as follows:

1                                 Amendment to § 2.6.2(a). Section 2.6.2(a) of the Partnership Agreement is hereby amended to read as follows:

(a)                                 Each Partner represents and warrants that as of the date of its admission to the Partnership, it is exempt from, or not subject to regulation as, a “holding company” or a “subsidiary company” of a holding company,” within the meaning of the Public Utility Holding Company Act of 1935, as amended, or a “public utility” within the meaning of the Federal Power Act, as amended;

2.                              Effective Date. This Third Amendment shall be effective from and after the 1st day of March, 1996.

3.                              Counterparts. This Third Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

4.                              Effect on Partnership Agreement. Except as expressly set forth herein, the Partnership Agreement and all of the representations, warranties, covenants and agreements contained therein remain in full force and effect for the benefit of the parties thereto and hereto and their successors and assigns.

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed and attested by their duly authorized representatives as of the date first set forth above.

ATTEST:	NATURAL GAS DEVELOPMENT, INC.

/s/ [ILLEGIBLE]	By:	/s/ [ILLEGIBLE]
	Title:	President

ATTEST:	EPEC PORTLAND CORPORATION

/s/ [ILLEGIBLE]	By:	/s/ [ILLEGIBLE]
	Title:	Sr. Vice-President

ATTEST:	GAZ METRO PORTLAND CORP.

/s/ [ILLEGIBLE]	By:	/s/ [ILLEGIBLE]
	Title:	VP Development

ATTEST:	JMC PORTLAND (INVESTORS) INC.

/s/ [ILLEGIBLE]	By:	/s/ [ILLEGIBLE]
	Title:	Vice President

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

ATTEST:	TCPL PORTLAND, INC.

/s/ [ILLEGIBLE]	By:	/s/ [ILLEGIBLE]
	Title:	Vice President Bus. Dev-TCPL

ATTEST:	MCNIC EAST COAST PIPELINE COMPANY

/s/ [ILLEGIBLE]	By:	/s/ [ILLEGIBLE]
	Title:	Vice President, Business Development CTC